EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Kelly Hankinson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Thinkpath Inc. on Form 10-QSB for the fiscal quarter ended June 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Thinkpath Inc.

Date:  August 20, 2007                   By:      /S/ KELLY HANKINSON
                                                  -------------------
                                         Name:    Kelly Hankinson
                                         Title:   Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Thinkpath Inc. and will be retained by Thinkpath Inc. and furnished to the Securities and Exchange Commission or its staff upon request.